Exhibit 10.62



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                            INDEMNIFICATION AGREEMENT


     AGREEMENT made as of the 14th day of July, 1995, by and between PEACHES ENTERTAINMENT CORPORATION (the "Company"), a Florida corporation, whose address is 3451 Executive Way, Miramar, Florida 33025 , and BRIAN WOLK, whose office address is 3451 Executive Way, Miramar, Florida 33025 (the "Indemnitee").


                The Company believes that in order to induce competent persons to continue to serve as officers and directors and to attract and retain additional persons to serve in such capacities, it is in the best interests of the Company to provide them with adequate protection against inordinate risks of claims and actions against them arising out of such service;

                It believes that it is reasonable, prudent and necessary for the Company, contractually, to obligate itself to indemnify such persons so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

                The Indemnitee is willing to serve, to continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.


                IT IS, THEREFORE, AGREED:


                                    ARTICLE I

                                   Definitions


     As used in this Agreement, the following terms shall have the following meanings:

     1.1 "Board" means the Board of Directors of the Company.

     1.2 "Corporation Act" means the Florida General Corporation Act.

     1.3 "Corporate Position" means the position of a person as a director or officer of the Company.

     1.4 "Company" means Peaches Entertainment Corporation.




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     1.5 "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

     1.6 "Expenses" means all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and other disbursements or expenses customarily incurred in connection with defending, preparing to defend, investigating, or being or preparing to be a witness in a Proceeding.

     1.7 "Independent Counsel" means a law firm, or a member of a law firm which is selected as provided under paragraph 4(c) of Section 607.014 of the Corporation Act.

     1.8 "Proceeding" means any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding whether civil, criminal, administrative or investigative, except one
(a) initiated by Indemnitee, unless the Board of Directors consents, or (b) pending on or before the date hereof.


                                   ARTICLE II

                                Term of Agreement


     This Agreement shall become effective on the date hereof and terminate upon the later of (a) 10 years after the date that Indemnitee ceases to hold a Corporate Position, or (b) 120 days after the final termination of (i) all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and (ii) any adjudication or arbitration commenced by Indemnitee under Article VIII of this Agreement.

                                   ARTICLE III

                  Services By Indemnitee, Notice of Proceedings


     3.1 Services. Indemnitee agrees to serve the Company in the Corporate Position to which he is elected, subject to his acceptance of such position. However, Indemnitee shall have no obligation to continue in any such Position by virtue of his execution of this Agreement.

     3.2 Notice of Proceeding. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding which may be subject to indemnification or advancement of Expenses covered hereunder.


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                                   ARTICLE IV

                                 Indemnification


     4.1 In General. Without limiting any other rights of the Company or Indemnitee, as provided in Article IX hereof, the Company agrees to indemnify and advance Expenses to Indemnitee as provided in this Agreement, if by reason of Indemnitee's Corporate Position, Indemnitee is, or is threatened to be made, a party to any threatened, pending or completed Proceeding, including any Proceeding by or in the right of the Company, unless a judgment or other final adjudication should establish that his actions or omissions to act were material to the cause of action so adjudicated and constitute: (i) a violation of the criminal law unless the Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; or
(ii) a transaction from which the Indemnitee derived an improper personal benefit; or (iii) in the case of a director, a circumstance under which the liability provisions of Section 607.144 of the Corporation Act are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the Company in a proceeding by or in the right of the Company to procure a judgment in its favor or in a proceeding by or in the right of a shareholder.

     4.2 Indemnification for Expenses of a Witness. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Position, a witness in any Proceeding to which Indemnitee is not a party, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.


                                    ARTICLE V

                             Advancement of Expenses


     The Company shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Position, were incurred by or on Indemnitee's behalf in connection with any threatened, pending or completed Proceeding within 20 days after receipt by the Company of (a) a statement or statements from Indemnitee requesting such advance or advances, whether before or after final disposition of such Proceeding and (b) an undertaking by or on behalf of Indemnitee to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. All statements shall reasonably evidence the Expenses incurred by Indemnitee. Any advance and any undertaking to repay advances under this Article shall be unsecured and interest free.




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                                   ARTICLE VI

         Procedures For Determination of Entitlement to Indemnification


     6.1 Initial Request. To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

     6.2 Method of Determination. A determination (if required by applicable law) with respect to Indemnitee's entitlement to indemnification shall be made in the specific case (a) by the Board by a majority vote of a quorum consisting of disinterested Directors, (b) if a quorum of the Board consisting of Disinterested Directors is not obtainable, or even if obtainable, if the Board so directs, by Independent Counsel selected by the Board, in a written opinion to the Board, a copy of which shall be delivered to Indemnitee.

     6.3 Selection, Payment and Discharge of Independent Counsel. If the determination of entitlement to indemnification is to be made by Independent Counsel under Section 6.2 of this Agreement, the Independent Counsel shall be selected by the Board, and the Company shall give written notice to Indemnitee advising Indemnitee of the identity of the Independent Counsel so selected. The Company shall pay any and all reasonable fees and expenses of Independent Counsel incurred by such Independent Counsel in connection with his functioning as such pursuant to this Agreement.

     6.4 Cooperation. Indemnitee shall cooperate with the person, persons or entity making the determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or entity any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. All reasonable costs or expenses, including attorneys' fees and disbursements, incurred by Indemnitee in so cooperating with the person, persons or entity making such determination shall be borne by the Company, irrespective of the determination as to Indemnitee's entitlement to indemnification.

     6.5  Payment.   If  it  is  determined   that  Indemnitee  is  entitled  to
indemnification, payment to Indemnitee shall be made within 10 days after such determination.



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                                   ARTICLE VII

                 Presumptions and Effect of Certain Proceedings


     7.1 Burden of Proof. In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

     7.2 Effect of Other Proceedings. The termination of any Proceeding, or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of Indemnitee to indemnification or create a presumption of any kind against Indemnitee.

                                  ARTICLE VIII

                             Remedies of Indemnitee

     8.1 Application. This Article shall apply in the event of a Dispute. For purposes of this Article, "Dispute" shall mean any of the following events:

          (a) a determination under Article VI that Indemnitee is not entitled to indemnification;

          (b) failure to make timely advancement of Expenses under Article V;

          (c) failure to make the determination as to entitlement to indemnification under Section 6.2 by the later of (i) 30 days after receipt by the Company of the request for indemnification and (ii) 30 days after the final disposition of a Proceeding;

          (d) failure to make payment of indemnification within 10 days after a determination has been made that Indemnitee is entitled to indemnification.

     8.2 Adjudication. In the event of a Dispute, Indemnitee shall be entitled to an adjudication in an appropriate court of the State of Florida, or in any other court of competent jurisdiction, of Indemnitee's entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at Indemnitee's option, may seek an award in arbitration to be conducted by a single arbitrator in Miami, Florida, under the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence any action under this Agreement seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such action under this Section 8.2.

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     8.3 De Novo  Review.  If a  determination  is made  under  Article  VI that
Indemnitee is not entitled to indemnification, any adjudication or arbitration commenced under this Article shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of such adverse determination. In any such adjudication or arbitration, the Company shall have the burden of proving that Indemnitee is not entitled to indemnification.

     8.4 Company Bound. If a determination is made under Article VI that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any adjudication or arbitration absent (a) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification or the furnishing of information under Section 6.4, or (b) a prohibition of such indemnification under applicable law.

     8.5 Expenses of Adjudication. If, in accordance with this Article, Indemnitee seeks an adjudication or an award in arbitration to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company any and all expenses (of the types described in the definition of Expenses in Section 1.6) actually and reasonably incurred by Indemnitee in such adjudication or arbitration, but only if Indemnitee prevails therein. If it shall be determined in such adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the Indemnitee shall be entitled to recover expenses from the Company on a pro-rata basis.

                                   ARTICLE IX

                          Non-Exclusivity, Subrogation

     9.1 Non-Exclusivity. The indemnification and advancement of Expenses provided under this Agreement shall not be deemed to be exclusive of any other rights to indemnification and advancement of expenses which Indemnitee may have, or any other right or power which the Company may have to provide indemnification and advancement of expenses to Indemnitee, under the Corporation Act, the certificate of incorporation or by-laws of the Company or any affiliate of the Company, any other agreement, a vote of stockholders, a resolution of directors or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's Corporate Position before such amendment, alteration, rescission or replacement.

     9.2 Subrogation. In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

     9.3 No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent

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that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                                    ARTICLE X

                               General Provisions

     10.1 Employee Benefit Plans. Reference to "fines" in this Agreement shall include without limitation any excise taxes assessed on Indemnitee with respect to any employee benefit plan. An Indemnitee who acted in good faith and in a manner Indemnitee reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall not be deemed to have acted in violation of paragraphs 7(a) through (d) of Section 6071014 of the Corporation Act.

     10.2 Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's heirs, executors and administrators.

     10.3 Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

          (b) to the fullest extent possible, the remaining provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the entire Agreement.

     10.4 No Adequate Remedy. The parties acknowledge that it is impossible to measure in money the damages which will accrue to either party by reason of a failure to perform any of the obligations under this Agreement. Therefore, if either party shall institute any action or proceeding to enforce the provisions hereof, the party against whom such action or proceeding is brought hereby waives the claim or defense that the party bringing such action has an adequate remedy at law, and the party against whom the action is brought shall not assert in any such action or proceeding the claim or defense that the other party has an adequate remedy at law.

     10.5 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be considered an original and all of which together shall constitute one Agreement.

     10.6 Headings. The headings in this Agreement are for convenience of reference

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only and shall not affect its interpretation or construction.

     10.7 Waiver. A party shall not be deemed to have waived a right or remedy provided in or relating to this Agreement unless the waiver is in writing and duly executed by the party.

     10.8 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed (which receipt shall be required to be given upon such delivery); or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, at the address indicated after each party's name on page 1 hereof or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be in the manner provided by this Agreement.

     10.9 Governing Law. The law of Florida shall govern the validity, interpretation, construction and effect of this Agreement.

     10.10 Entire Agreement. This Agreement completely states the rights and duties of the parties, sets forth their entire understanding and merges all prior and contemporaneous representations, promises, proposals, discussions and understandings by or between the parties, insofar as the subject matter of this Agreement is concerned. It may be amended only by another written agreement duly executed by the parties.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            PEACHES ENTERTAINMENT CORPORATION

                                            By      s/David Jackowitz
                                                  --------------------------
                                            Title    Ex. Vice-President
                                                  --------------------------
Attest:

By    s/Gail Sokolow
    -------------------

                                            INDEMNITEE


                                                    s/Brian Wolk
                                                  --------------------------



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